Schedule of Investments PIMCO Corporate & Income Strategy Fund	September 30, 2025 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 106.5% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 32.0%
Aligned Data Centers International LP 7.538% due 12/18/2029 «~		$3,700	$3,729
Altice France SA
7.526% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	99	110
9.818% (TSFR3M + 5.500%) due 08/15/2028 «~		$2,871	2,785
AP Core Holdings II LLC 9.778% (TSFR1M + 5.500%) due 09/01/2027 ~		11,910	11,616
Bausch Health Cos., Inc. 10.413% (TSFR1M + 6.250%) due 10/08/2030 ~		7,781	7,686
BDO USA PC 9.223% (TSFR1M + 5.000%) due 08/31/2028 «~		2,406	2,427
Central Parent, Inc. 7.252% (TSFR3M + 3.250%) due 07/06/2029 ~		9,515	8,255
Clover Holdings 2 LLC
TBD% due 12/10/2029 µ		803	801
7.942% (TSFR1M + 3.750%) due 12/09/2031 ~		5,686	5,698
Clover Holdings SPV III LLC 15.000% due 12/09/2027		224	231
Coreweave Compute Acquisition Co. IV LLC TBD% - 10.723% (TSFR3M + 6.000%) due 05/16/2029 «~µ		9,700	9,980
Cyberswift U.S. Finco LLC TBD% due 09/23/2032		1,800	1,801
Databricks, Inc.
TBD% - 1.000% due 01/03/2031 «µ		399	399
TBD% - 1.000% (TSFR1M + 4.500%) due 01/03/2031 «~		1,801	1,833
Dun & Bradstreet Corp.
TBD% due 08/26/2032 «µ		174	173
TBD% (TSFR1M + 5.500%) due 08/26/2032 «~		1,736	1,726
Endure Digital, Inc. 7.838% (TSFR1M + 3.500%) due 02/10/2028 «~		3,761	2,727
Envalior Finance GmbH 7.526% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	1,900	2,112
Envision Healthcare Corp. 12.230% (TSFR3M + 7.875%) due 11/03/2028 «~		$9,016	9,287
Finastra USA, Inc.
8.038% (TSFR3M + 4.000%) due 09/15/2032 ~		4,500	4,486
11.038% (TSFR3M + 7.000%) due 09/15/2033 ~		400	399
TBD% (TSFR3M + 7.250%) due 09/13/2029 ~		275	277
First Brands Group LLC TBD% - 9.570% (TSFR3M + 5.000%) due 03/30/2027 ^~(d)		986	359
Forward Air Corp. 8.810% (TSFR3M + 4.500%) due 12/19/2030 ~		7,573	7,569
Galaxy U.S. Opco, Inc. (10.058% Cash) 10.058% (TSFR3M + 5.750%) due 07/31/2030 ~		1,103	1,008
Gateway Casinos & Entertainment Ltd. 10.276% (TSFR3M + 6.250%) due 12/18/2030 ~		5,226	5,230
Gray Television, Inc. 9.530% (TSFR1M + 5.250%) due 06/04/2029 ~		52	52
Gryphon Acquire NewCo LLC 6.879% (TSFR6M + 3.000%) due 09/13/2032 ~		1,000	1,004
iHeartCommunications, Inc. 10.053% (TSFR1M + 5.775%) due 05/01/2029 ~		537	471
ION Platform Finance U.S., Inc. TBD% due 09/30/2032		4,300	4,257
Ivanti Software, Inc.
TBD% - 10.051% (TSFR3M + 5.750%) due 06/01/2029 ~µ		1,266	1,305
TBD% - 10.051% (TSFR3M + 4.750%) due 06/01/2029 ~		9,473	7,915
J&J Ventures Gaming LLC 9.278% (TSFR1M + 5.000%) due 04/26/2028 «~		1,148	1,160
Lealand Finance Co. BV 7.278% (TSFR1M + 3.000%) due 06/30/2027 ~		75	61
Lealand Finance Co. BV (5.278% Cash) 5.278% due 12/31/2027 ~		414	297
Lumen Technologies, Inc. 6.628% (TSFR1M + 2.350%) due 04/15/2030 ~		4,706	4,682
Magenta Security Holdings LLC
10.558% (TSFR3M + 6.250%) due 07/27/2028 ~		113	115
11.318% (TSFR3M + 6.750%) due 07/27/2028 ~		119	98
Magenta Security Holdings LLC (10.818% Cash) 10.818% (TSFR3M + 6.250%) due 07/27/2028 ~		551	114
Magenta Security Holdings LLC (11.568% Cash) 11.568% (TSFR3M + 7.000%) due 07/27/2028 ~		155	69

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Mercury Aggregator LP (19.000% PIK) 19.000% due 04/03/2026 «(c)		2,071	609
MH Sub I LLC 8.413% (TSFR1M + 4.250%) due 12/31/2031 ~		2,084	1,923
MPH Acquisition Holdings LLC
8.058% (TSFR3M + 3.750%) due 12/31/2030 ~		5,032	5,032
9.170% (TSFR3M + 4.600%) due 12/31/2030 ~		10,459	9,640
OCS Group Holdings Ltd. 9.961% due 11/28/2031	GBP	5,950	8,005
Peraton Corp. 8.013% (TSFR1M + 3.750%) due 02/01/2028 ~		$13,027	11,020
Poseidon Bidco SASU 7.000% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	2,400	1,324
Project Nova 7.250% due 08/31/2026 «		$200	200
Promotora de Informaciones SA 7.494% (EUR003M + 5.470%) due 12/31/2029 «~	EUR	20,771	24,021
QuidelOrtho Corp. 8.002% (TSFR3M + 4.000%) due 08/20/2032 ~		$3,300	3,287
SCUR-Alpha 1503 GmbH 9.808% (TSFR3M + 5.500%) due 03/29/2030 ~		2,926	2,704
Softbank Vision Fund II TBD% - 7.652% (TSFR3M + 3.650%) due 12/23/2029 «~		6,400	6,400
Spruce Bidco II, Inc.
TBD% - 0.500% due 01/30/2032 «µ		275	275
TBD% - 0.500% (JY0003M + 5.250%) due 01/30/2032 «~	JPY	23,559	161
TBD% - 0.500% (CDOR06 + 5.000%) due 01/30/2032 «~	CAD	220	160
TBD% - 0.500% (TSFR6M + 5.000%) due 01/30/2032 «~		$1,217	1,230
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026	EUR	16,646	5,982
Stepstone Group MidCo 2 GmbH
6.673% (EUR006M + 4.500%) due 04/26/2032 ~		7,500	8,684
8.608% (TSFR3M + 4.500%) due 12/19/2031 ~		$1,397	1,328
Stonepeak Bayou Holdings LP TBD% due 09/24/2032 «		2,200	2,200
Subcalidora 2 7.750% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	6,500	7,669
Syniverse Holdings, Inc. 11.002% (TSFR3M + 7.000%) due 05/13/2027 ~		$15,664	15,327
U.S. Renal Care, Inc. 9.278% (TSFR1M + 5.000%) due 06/28/2028 ~		21,252	20,345
Unicorn BAY 13.000% due 12/31/2026 «	HKD	37,373	4,863
Westmoreland Coal Co. 8.000% due 03/15/2029 «		$1,516	614
X Corp.
9.500% due 10/26/2029		1,400	1,406
10.958% (TSFR3M + 6.500%) due 10/26/2029 ~		10,761	10,571

Total Loan Participations and Assignments (Cost $277,240)			269,284

CORPORATE BONDS & NOTES 40.7%
BANKING & FINANCE 5.3%
Alamo Re Ltd. 15.784% (T-BILL 1MO + 11.880%) due 06/08/2026 ~		300	316
Antares Holdings LP 6.350% due 10/23/2029 (l)		500	512
Armor Holdco, Inc. 8.500% due 11/15/2029		3,400	3,395
BGC Group, Inc. 6.600% due 06/10/2029 (l)		400	416
BOI Finance BV 7.500% due 02/16/2027	EUR	2,600	3,141
Cape Lookout Re Ltd. 12.609% (T-BILL 1MO + 8.702%) due 04/05/2027 ~		$800	836
CI Financial Corp. 7.500% due 05/30/2029 (l)		1,100	1,173
Credicorp Capital Sociedad Titulizadora SA 9.700% due 03/05/2045	PEN	1,000	305
Credit Suisse AG AT1 Claim		$1,150	150
Diversified Healthcare Trust 7.250% due 10/15/2030		400	407
East Lane Re VII Ltd. 12.822% (T-BILL 3MO + 8.890%) due 03/31/2026 ~		250	254
Encore Capital Group, Inc. 6.625% due 04/15/2031 (b)		2,000	1,995
Everglades Re II Ltd.
14.409% (GSMMUSTI + 10.500%) due 05/13/2031 ~		500	528
15.404% (GSMMUSTI + 11.500%) due 05/13/2031 ~		500	527
16.654% (T-BILL 1MO + 12.750%) due 05/13/2031 ~		500	527
F&G Annuities & Life, Inc.
6.250% due 10/04/2034 (l)		200	204
6.500% due 06/04/2029 (l)		500	522

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Ford Motor Credit Co. LLC
5.918% due 03/20/2028		300	305
6.183% (SOFRRATE + 2.030%) due 03/20/2028 ~		800	801
Greengrove RE Ltd. 11.654% (T-BILL 1MO + 7.750%) due 04/08/2032 ~		250	250
GSPA Monetization Trust 6.422% due 10/09/2029		1,801	1,818
HA Sustainable Infrastructure Capital, Inc.
6.150% due 01/15/2031 (l)		1,000	1,028
6.375% due 07/01/2034 (l)		900	916
Hestia Re Ltd. 4.004% (T-BILL 1MO + 0.100%) due 04/22/2029 ~		20	11
Integrity RE III Ltd. 29.404% (T-BILL 1MO + 25.500%) due 06/06/2027 ~		250	281
Integrity Re Ltd.
21.138% (T-BILL 1MO + 17.234%) due 06/08/2026 ~		400	439
26.703% (T-BILL 1MO + 22.796%) due 06/08/2026 ~		400	446
ION Platform Finance SARL
6.500% due 09/30/2030 (b)	EUR	300	352
6.875% due 09/30/2032 (b)		200	235
ION Platform Finance U.S., Inc. 0.000% due 09/30/2032 (b)		$1,400	1,391
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	253	296
Long Walk Reinsurance Ltd. 14.142% (T-BILL 3MO + 10.240%) due 01/30/2031 ~		$700	713
Luca RE Ltd. 11.154% (T-BILL 3MO + 7.250%) due 07/22/2031 ~		300	300
Marex Group PLC
5.829% due 05/08/2028		300	304
6.404% due 11/04/2029 (l)		200	206
Nature Coast Re Ltd. 13.654% (T-BILL 3MO + 9.750%) due 04/10/2033 ~		250	262
New Immo Holding SA 3.250% due 07/23/2027	EUR	1,200	1,390
Polestar Re Ltd.
14.402% (T-BILL 3MO + 10.500%) due 01/07/2028 ~		$300	311
17.154% (T-BILL 3MO + 13.250%) due 01/07/2027 ~		800	833
Sanders Re III Ltd. 16.224% (BRMMUSDF + 12.320%) due 04/09/2029 ~		1,207	754
Service Properties Trust 0.000% due 09/30/2028 (g)		600	530
Titanium 2l Bondco SARL 6.250% due 01/14/2031	EUR	6,703	2,068
Torrey Pines Re Ltd.
9.940% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$250	261
11.010% (JMMMUSTF + 7.106%) due 06/07/2032 ~		250	260
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/2030		8,721	7,904
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC 6.500% due 02/15/2029		3,000	2,820
Ursa Re Ltd.
11.404% (T-BILL 3MO + 7.500%) due 02/22/2028 ~		400	404
13.154% (JMMMUSTF + 9.250%) due 12/07/2028 ~		800	835
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		3,213	0
Winston RE Ltd. 15.594% (T-BILL 3MO + 11.690%) due 02/26/2031 ~		600	648

			44,580

INDUSTRIALS 31.9%
Altice France Holding SA
8.000% due 05/15/2027	EUR	3,500	1,492
10.500% due 05/15/2027		$7,200	2,611
Altice France SA
3.375% due 01/15/2028	EUR	2,000	2,025
5.125% due 01/15/2029		$800	689
5.125% due 07/15/2029		2,800	2,405
5.500% due 01/15/2028		3,400	3,009
5.500% due 10/15/2029		1,400	1,218
8.125% due 02/01/2027		400	383
ams-OSRAM AG
10.500% due 03/30/2029	EUR	500	628
12.250% due 03/30/2029		$700	754
Aston Martin Capital Holdings Ltd. 10.000% due 03/31/2029		1,500	1,470
Beignet 6.850% due 06/01/2049 «(b)		16,690	16,690
BKV Upstream Midstream LLC 7.500% due 10/15/2030		400	400
Block, Inc. 6.000% due 08/15/2033		500	512
Carvana Co. 9.000% due 06/01/2031		2,221	2,516

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Centene Corp. 4.625% due 12/15/2029		200	194
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/2029		490	432
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/2029		1,080	934
Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028		618	604
7.500% due 05/15/2030	EUR	4,400	5,357
Chord Energy Corp. 6.000% due 10/01/2030		$700	696
CHS/Community Health Systems, Inc.
9.750% due 01/15/2034		2,300	2,359
10.875% due 01/15/2032		1,300	1,378
Cleveland-Cliffs, Inc. 7.625% due 01/15/2034		400	412
Cogent Communications Group LLC/Cogent Finance, Inc.
6.500% due 07/01/2032		5,800	5,642
7.000% due 06/15/2027		1,100	1,098
CoreWeave, Inc. 9.000% due 02/01/2031		1,800	1,847
CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		444	473
DISH DBS Corp.
5.250% due 12/01/2026		9,910	9,746
5.750% due 12/01/2028		10,820	10,382
7.750% due 07/01/2026		5,200	5,157
Ecopetrol SA
4.625% due 11/02/2031		5,400	4,847
7.750% due 02/01/2032 (l)		13,800	14,289
8.375% due 01/19/2036		220	227
Energizer Holdings, Inc. 6.000% due 09/15/2033		1,800	1,763
Flora Food Management BV 6.875% due 07/02/2029	EUR	1,000	1,176
Ford Motor Co. 7.700% due 05/15/2097		$4,515	4,772
Grupo Nutresa SA 8.000% due 05/12/2030		700	751
HCA, Inc. 7.500% due 11/15/2095 (l)		1,200	1,337
HF Sinclair Corp. 6.250% due 01/15/2035 (l)		1,700	1,778
Incora Intermediate II LLC 0.000% (SOFRRATE + 8.000%) due 01/31/2030 «~		6,691	6,691
Incora Top Holdco LLC 6.000% due 01/30/2033 «~(k)		4,809	7,781
Intralot Capital Luxembourg SA
6.500% due 10/15/2031 •	EUR	1,800	2,119
6.750% due 10/15/2031		1,300	1,541
JetBlue Airways Corp./JetBlue Loyalty LP 9.875% due 09/20/2031 (l)		$3,016	3,062
Kronos International, Inc. 9.500% due 03/15/2029	EUR	3,000	3,724
Manuchar Group SARL 7.014% due 07/07/2032 •		1,100	1,277
Motion Finco SARL 8.375% due 02/15/2032		$300	260
New Albertsons LP 6.570% due 02/23/2028		5,600	5,666
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 «		1,000	625
11.750% due 10/15/2028 «		500	355
Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (l)		8,800	8,296
5.250% due 07/17/2029	EUR	1,500	1,797
6.375% due 07/17/2033		1,200	1,453
Noble Finance II LLC 8.000% due 04/15/2030 (l)		$10,400	10,772
Ocado Group PLC
10.500% due 08/08/2029	GBP	1,850	2,486
11.000% due 06/15/2030 (l)		2,950	3,991
Petroleos Mexicanos
6.700% due 02/16/2032		$3,488	3,459
6.840% due 01/23/2030		800	814
8.750% due 06/02/2029		1,444	1,556
Prime Healthcare Services, Inc. 9.375% due 09/01/2029		1,600	1,666
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031 ^(d)	GBP	1,000	941
Thames Water Super Senior Issuer PLC 9.750% due 10/10/2027		9	13
Thames Water Utilities Finance PLC 4.375% due 01/18/2033	EUR	100	83
Thames Water Utilities Ltd. 0.000% due 03/22/2027 (g)	GBP	1	1

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Times Square Hotel Trust 8.528% due 08/01/2026		$234	235
Topaz Solar Farms LLC
4.875% due 09/30/2039		1,626	1,431
5.750% due 09/30/2039 (l)		4,921	4,992
Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC 8.250% due 05/15/2030	EUR	1,400	1,570
U.S. Renal Care, Inc. 10.625% due 06/28/2028		$842	737
Ubisoft Entertainment SA 0.878% due 11/24/2027	EUR	3,300	3,618
Uzbekneftegaz JSC 8.750% due 05/07/2030		$3,500	3,747
Valaris Ltd. 8.375% due 04/30/2030		10,837	11,255
Vale SA 0.000% due 12/29/2049 ~(i)	BRL	90,000	6,070
Vedanta Resources Finance II PLC 9.125% due 10/15/2032 (b)		$1,400	1,400
Venture Global LNG, Inc.
7.000% due 01/15/2030		2,600	2,692
8.125% due 06/01/2028		900	932
9.500% due 02/01/2029		4,370	4,819
9.875% due 02/01/2032		1,830	1,994
Venture Global Plaquemines LNG LLC
6.500% due 01/15/2034		800	843
6.750% due 01/15/2036		800	850
Viridien
8.500% due 10/15/2030	EUR	2,300	2,805
10.000% due 10/15/2030		$4,000	4,115
Vmed O2 U.K. Financing I PLC
5.625% due 04/15/2032	EUR	3,700	4,470
7.750% due 04/15/2032		$3,400	3,576
Wayfair LLC
7.250% due 10/31/2029		600	620
7.750% due 09/15/2030 (l)		9,200	9,671
WBI Operating LLC
6.250% due 10/15/2030 (b)		800	801
6.500% due 10/15/2033 (b)		2,500	2,497
Weatherford International Ltd. 6.750% due 10/15/2033 (b)		1,400	1,402
Yinson Bergenia Production BV 8.498% due 01/31/2045		4,000	4,298
Yinson Boronia Production BV 8.947% due 07/31/2042		1,275	1,422

			267,744

UTILITIES 3.5%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.650% due 01/24/2033		400	419
Edison International
5.250% due 11/15/2028 (l)		1,300	1,311
6.250% due 03/15/2030 (l)		200	208
FORESEA Holding SA 7.500% due 06/15/2030		782	766
NGD Holdings BV 6.750% due 12/31/2026		288	262
OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK) 10.000% due 06/30/2027 (c)		12,478	8,235
OI SA (8.500% PIK) 8.500% due 12/31/2028 (c)		26,267	788
Peru LNG SRL 5.375% due 03/22/2030		7,396	7,103
Qwest Corp. 7.375% due 05/01/2030		3,600	3,547
SW Finance I PLC
1.625% due 03/30/2027	GBP	2,300	2,904
2.375% due 05/28/2028		3,500	4,314

			29,857

Total Corporate Bonds & Notes (Cost $363,724)			342,181

CONVERTIBLE BONDS & NOTES 2.3%
INDUSTRIALS 2.3%
ams-OSRAM AG 2.125% due 11/03/2027	EUR	14,300	16,096
DISH Network Corp. 3.375% due 08/15/2026		$3,400	3,293

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Total Convertible Bonds & Notes (Cost $19,316)		19,389

MUNICIPAL BONDS & NOTES 0.7%
ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 7.350% due 07/01/2035	14	16

MICHIGAN 0.2%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044	2,287	1,802

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	44,400	4,149

Total Municipal Bonds & Notes (Cost $7,805)		5,967

U.S. GOVERNMENT AGENCIES 3.1%
Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates 6.154% due 11/25/2055 «~	7,352	4,880
Federal Home Loan Mortgage Corp. REMICS 3.500% due 05/25/2050 (a)	1,502	286
Federal Home Loan Mortgage Corp. STACR REMICS Trust
11.856% due 10/25/2041 •	5,300	5,567
12.156% due 11/25/2041 •	6,600	6,999
12.856% due 02/25/2042 •	2,100	2,274
Federal National Mortgage Association Connecticut Avenue Securities Trust
9.856% due 12/25/2041 •	1,200	1,243
10.356% due 12/25/2041 •	2,672	2,793
Federal National Mortgage Association Interest STRIPS 3.000% due 02/25/2043 (a)	9,002	1,056
Federal National Mortgage Association REMICS 3.000% due 06/25/2050 (a)	3,327	623

Total U.S. Government Agencies (Cost $30,229)		25,721

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%
Atrium Hotel Portfolio Trust 5.948% due 12/15/2036 •	4,600	4,522
Banc of America Funding Trust 6.000% due 07/25/2037	147	125
Banc of America Mortgage Trust 6.000% due 03/25/2037	109	94
BCAP LLC Trust
3.492% due 08/28/2037 ~	558	553
3.817% due 03/27/2036 ~	1,124	773
4.480% due 03/26/2037 þ	598	990
Bear Stearns ALT-A Trust
4.164% due 08/25/2036 ~	520	236
4.475% due 11/25/2036 ~	2,224	1,133
4.480% due 11/25/2035 ~	1,656	1,521
4.644% due 09/25/2035 ~	186	81
4.772% due 01/25/2036 •	322	305
Bear Stearns ALT-A Trust II 4.215% due 09/25/2047 ~	3,363	1,595
CALI Mortgage Trust 3.957% due 03/10/2039	1,800	1,728
CD Mortgage Trust 5.688% due 10/15/2048	249	235
Chase Mortgage Finance Trust
4.838% due 12/25/2035 ~	3	3
6.000% due 07/25/2037	525	228
CHL Mortgage Pass-Through Trust
4.115% due 09/20/2036 ~	101	89
6.000% due 07/25/2037	1,093	461
Citigroup Mortgage Loan Trust, Inc. 4.822% due 04/25/2037 ~	82	74
CLNY Trust
6.613% due 11/15/2038 •	1,500	1,450
7.309% due 11/15/2038 •	1,100	1,021
Countrywide Alternative Loan Trust
5.500% due 03/25/2035	194	80
5.750% due 01/25/2035	86	86
5.750% due 02/25/2035	163	109
5.750% due 03/25/2037	365	186
6.000% due 02/25/2035	569	472
6.000% due 04/25/2036	631	272
6.000% due 02/25/2037	3,860	1,394
6.000% due 04/25/2037	698	304
6.250% due 12/25/2036 •	1,012	409
6.500% due 08/25/2036	369	106

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Countrywide Alternative Loan Trust Resecuritization 6.000% due 08/25/2037 ~	663	337
CSMC Trust Capital Certificates 5.054% due 10/26/2036 ~	3,953	3,412
GSR Mortgage Loan Trust
4.426% due 08/25/2034 ~	203	191
6.000% due 02/25/2036	1,230	445
HarborView Mortgage Loan Trust
4.304% due 06/19/2036 ~	3,187	1,279
4.728% due 01/19/2036 •	277	281
Hilton USA Trust 2.828% due 11/05/2035	800	671
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037	3,359	1,016
Jefferies Resecuritization Trust 6.000% due 05/26/2036	6,658	2,800
JP Morgan Alternative Loan Trust
4.157% due 03/25/2037 ~	633	551
6.000% due 12/25/2035	697	461
JP Morgan Chase Commercial Mortgage Securities Trust
5.439% due 07/05/2033 •	510	497
6.264% due 12/15/2036 •	1,000	26
7.014% due 12/15/2036 •	2,500	13
JP Morgan Mortgage Trust
5.464% due 04/25/2037 ~	2	2
5.466% due 02/25/2036 ~	719	475
5.485% due 01/25/2037 ~	163	138
Lehman Mortgage Trust 6.000% due 07/25/2037	8	7
Lehman XS Trust 4.712% due 06/25/2047 •	643	607
MASTR Alternative Loan Trust 6.750% due 07/25/2036	1,447	484
Merrill Lynch Mortgage Investors Trust 4.440% due 03/25/2036 ~	336	166
Morgan Stanley Capital I Trust 6.648% due 11/15/2034 •	504	486
New Orleans Hotel Trust
5.787% due 04/15/2032 •	800	785
7.887% due 04/15/2032 •	2,140	2,093
PRPM LLC
5.503% due 08/25/2030 þ	996	999
5.729% due 07/25/2030 þ	985	986
RALI Trust
4.058% due 12/26/2034 ~	781	258
4.732% due 05/25/2037 •	73	63
6.000% due 08/25/2036	109	95
Residential Asset Securitization Trust
6.000% due 11/25/2036	2,412	823
6.250% due 09/25/2037	2,407	894
RFMSI Trust
4.898% due 02/25/2037 ~	657	430
6.500% due 03/25/2032	46	47
Sequoia Mortgage Trust
3.514% due 07/20/2037 ~	187	142
4.285% due 02/20/2047 ~	101	78
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037	1,200	1,123
STARM Mortgage Loan Trust
5.958% due 02/25/2037 ~	68	58
6.236% due 04/25/2037 ~	92	43
Structured Adjustable Rate Mortgage Loan Trust
4.322% due 01/25/2036 ~	1,066	576
4.652% due 07/25/2035 ~	225	198
5.095% due 11/25/2036 ~	835	637
WaMu Mortgage Pass-Through Certificates Trust
3.866% due 10/25/2036 ~	650	576
3.903% due 07/25/2037 ~	170	153
4.108% due 02/25/2037 ~	200	172
4.662% due 07/25/2037 ~	366	333
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
4.993% due 05/25/2047 •	14	21
6.000% due 10/25/2035	805	641
WSTN Trust
7.958% due 07/05/2037 ~	1,300	1,323
8.748% due 07/05/2037 ~	1,300	1,309
10.174% due 07/05/2037 ~	1,100	1,117

Total Non-Agency Mortgage-Backed Securities (Cost $65,988)		50,953

ASSET-BACKED SECURITIES 7.3%
AUTOMOBILE ABS OTHER 0.4%
Ally Bank Auto Credit-Linked Notes
6.066% due 06/15/2033	1,580	1,586

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

6.942% due 06/15/2033		697	702
10.219% due 06/15/2033		1,208	1,221

			3,509

CMBS OTHER 0.0%
LNR CDO III Ltd. 4.560% due 02/28/2043 •		1,558	10

HOME EQUITY OTHER 3.6%
ACE Securities Corp. Home Equity Loan Trust 4.857% due 02/25/2036 •		24,302	21,829
Argent Securities Trust 4.652% due 03/25/2036 •		2,820	1,581
Bear Stearns Asset-Backed Securities I Trust 4.534% due 10/25/2036 •		980	954
Citigroup Mortgage Loan Trust, Inc. 4.592% due 12/25/2036 •		1,159	653
Home Equity Mortgage Loan Asset-Backed Trust 4.592% due 07/25/2037 •		6,941	3,908
Merrill Lynch Mortgage Investors Trust 4.592% due 04/25/2037 •		314	148
Morgan Stanley ABS Capital I, Inc. Trust 4.572% due 06/25/2036 •		215	189
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ~		355	196
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.042% due 10/25/2034 •		573	552

			30,010

HOME EQUITY SEQUENTIAL 0.2%
JP Morgan Mortgage Acquisition Trust 4.166% due 10/25/2030 þ		3,114	1,550

WHOLE LOAN COLLATERAL 1.7%
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036		343	118
First Franklin Mortgage Loan Trust
5.217% due 09/25/2035 •		3,445	3,200
5.247% due 05/25/2036 •		5,502	5,010
Lehman XS Trust 5.670% due 08/25/2035 þ		12	12
PRET LLC
5.657% due 08/25/2055 þ		978	982
5.732% due 08/25/2055 þ		969	972
5.744% due 06/25/2055 þ		2,306	2,319
Residential Asset Mortgage Products Trust 5.472% due 01/25/2035 •		1,474	1,421

			14,034

OTHER ABS 1.4%
Adagio VI CLO DAC 0.000% due 04/30/2031 ~	EUR	1,343	365
Apidos CLO XXVIII Ltd. 0.000% due 10/20/2038 ~		$5,183	1,912
Avoca CLO XIII DAC 0.000% due 04/15/2034 ~	EUR	1,600	928
Belle Haven ABS CDO Ltd. 7.750% due 07/05/2046 •		$175,347	404
Carlyle U.S. CLO Ltd. 0.000% due 10/21/2037 ~		1,895	115
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,300	383
0.000% due 03/31/2038 ~		1,221	747
Man GLG U.S. CLO Ltd. 0.000% due 07/15/2034 ~		400	210
Marble Point CLO XXIII Ltd. 0.000% due 01/22/2052 ~		2,150	897
Marlette Funding Trust 0.000% due 09/17/2029 «(g)		7	1
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		3	1,151
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	748
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	302
0.000% due 10/15/2048 «(g)		1	231

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Taberna Preferred Funding V Ltd. 4.963% due 08/05/2036 •		4,246	3,864

			12,258

Total Asset-Backed Securities (Cost $77,268)			61,371

SOVEREIGN ISSUES 6.7%
Argentina Bonar Bonds 0.750% due 07/09/2030 þ		2,226	1,140
Argentina Republic Government International Bonds
1.000% due 07/09/2029		535	388
3.500% due 07/09/2041 þ		5,955	2,901
4.125% due 07/09/2046 þ		110	58
5.000% due 01/09/2038 þ		10,995	6,201
Avenir Issuer IV Ireland DAC 6.000% due 10/25/2027		1,018	983
Colombia Government International Bonds
3.750% due 09/19/2028	EUR	400	469
5.000% due 09/19/2032		400	464
5.625% due 02/19/2036		400	455
Dominican Republic Central Bank Notes 13.000% due 01/30/2026	DOP	13,800	224
Dominican Republic International Bonds
10.500% due 03/15/2037 (l)		443,000	7,630
10.750% due 06/01/2036 (l)		73,100	1,274
11.250% due 09/15/2035 (l)		16,900	300
Ecuador Government International Bonds 0.000% due 07/31/2030 (g)		$1,000	772
Egypt Government International Bonds 6.375% due 04/11/2031	EUR	300	338
El Salvador Government International Bonds
8.625% due 02/28/2029		$3,300	3,536
9.250% due 04/17/2030		3,900	4,266
Ghana Government International Bonds
0.000% due 07/03/2026 (g)		22	22
0.000% due 01/03/2030 (g)		67	57
5.000% due 07/03/2029 þ		339	331
5.000% due 07/03/2035 þ		487	412
Hellenic Republic Government Bonds
2.000% due 04/22/2027	EUR	314	369
3.900% due 01/30/2033		693	856
4.000% due 01/30/2037		543	665
4.200% due 01/30/2042		678	831
Mongolia Government International Bonds 6.625% due 02/25/2030		$400	407
Peru Government International Bonds
6.900% due 08/12/2037	PEN	1,600	482
6.950% due 08/12/2031		2,481	791
Republic of Uzbekistan International Bonds 5.100% due 02/25/2029	EUR	1,900	2,320
Romania Government International Bonds
5.125% due 09/24/2031		1,600	1,876
5.250% due 03/10/2030		1,200	1,453
5.250% due 05/30/2032		900	1,056
5.375% due 03/22/2031		1,210	1,448
5.625% due 02/22/2036		390	446
5.625% due 05/30/2037		900	1,012
5.875% due 07/11/2032 (l)		1,000	1,203
6.375% due 09/18/2033		800	986
6.750% due 07/11/2039		2,300	2,755
Russia Foreign Bonds - Eurobond 1.125% due 11/20/2027 «		100	0
Turkiye Government Bonds
40.854% (BISTREFI) due 09/06/2028 ~	TRY	177,300	4,158
42.493% (BISTREFI) due 05/20/2026 ~		300	7
42.493% (BISTREFI) due 08/19/2026 ~		200	5
42.493% (BISTREFI) due 05/17/2028 ~		35,400	838
Ukraine Government International Bonds
0.000% due 02/01/2030 þ(h)		$29	15
0.000% due 02/01/2034 þ(h)		107	45
0.000% due 02/01/2035 þ(h)		90	44
0.000% due 02/01/2036 þ(h)		75	37
4.500% due 02/01/2034 þ		131	74
4.500% due 02/01/2035 þ		183	101
4.500% due 02/01/2036 þ		210	114

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Venezuela Government International Bonds 9.250% due 09/15/2027 ^(d)	308	75

Total Sovereign Issues (Cost $55,634)		56,690

	SHARES
COMMON STOCKS 5.5%
COMMUNICATION SERVICES 0.6%
Clear Channel Outdoor Holdings, Inc. (e)	531,903	841
iHeartMedia, Inc. Class A (e)	126,306	363
iHeartMedia, Inc. Class B «(e)	98,039	248
OI SA (e)	4,161,083	414
Promotora de Informaciones SA Class A (e)	454,519	196
SES SA «(e)	173,216	2,061
Uniti Group, Inc. (e)	107,010	655

		4,778

CONSUMER DISCRETIONARY 0.0%
West Marine «(e)(k)	2,500	16

CONSUMER STAPLES 0.0%
Steinhoff International Holdings NV «(e)(k)	21,355,531	0

FINANCIALS 1.1%
Banca Monte dei Paschi di Siena SpA	687,000	6,082
Intelsat SA «(e)(k)	173,216	0
MNSN Holdings, Inc. (e)(k)	3,207	193
Unity Bancorp, Inc. «(e)	591,921	3,327
XBP Global Holdings, Inc. (e)	6,583	5

		9,607

HEALTH CARE 2.6%
AmSurg Corp. «(e)(k)	488,175	22,039

INDUSTRIALS 1.2%
Drillco Holdings Luxembourg SA «(k)	44,290	960
Foresea Holdings SA «	18,411	399
Incora New Equity «(e)(k)	217,553	8,732
Westmoreland Mining Holdings «(e)(k)	50,075	19
Westmoreland Mining LLC «(e)(k)	157,802	177

		10,287

Total Common Stocks (Cost $53,952)		46,727

WARRANTS 0.1%
CONSUMER DISCRETIONARY 0.0%
West Marine - Exp. 09/11/2028 «	324	0

FINANCIALS 0.1%
Windstream Holdings II LLC - Exp. 10/25/2059 «	115,309	647

Total Warrants (Cost $703)		647

PREFERRED SECURITIES 1.4%
BANKING & FINANCE 0.8%
ADLER Group SA «	1,196,075	0
AGFC Capital Trust I 6.329% (US0003M + 1.750%) due 01/15/2067 ~	2,300,000	1,555
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	62
Compeer Financial ACA 4.875% due 08/15/2026 •(i)	1,600,000	1,565
Windstream Holdings II LLC 11.000% «(e)	3,776	3,776

		6,958

INDUSTRIALS 0.6%
Clover Holdings, Inc. 0.000% «(k)	13,811	272
SVB Financial Trust
0.000% due 11/07/2032 (g)	18,840	2
11.000% due 11/07/2032	3,654	1,991

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Syniverse Holdings, Inc. 12.500% «(k)	2,495,265	2,433

		4,698

Total Preferred Securities (Cost $11,723)		11,656

REAL ESTATE INVESTMENT TRUSTS 0.3%
REAL ESTATE 0.3%
VICI Properties, Inc.	77,566	2,529

Total Real Estate Investment Trusts (Cost $316)		2,529

	SHARES
SHORT-TERM INSTRUMENTS 0.3%
MUTUAL FUNDS 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.200% (j)	495,308	495

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.2%
3.991% due 10/14/2025 - 01/27/2026 (f)(g)(o)	$1,537	1,524

Total Short-Term Instruments (Cost $2,019)		2,019

Total Investments in Securities (Cost $965,917)		895,134

	SHARES
INVESTMENTS IN AFFILIATES 2.8%
SHORT-TERM INSTRUMENTS 2.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III	2,449,062	23,851

Total Short-Term Instruments (Cost $23,843)		23,851

Total Investments in Affiliates (Cost $23,843)		23,851

Total Investments 109.3% (Cost $989,760)		$918,985
Financial Derivative Instruments (m)(n) (0.0)%(Cost or Premiums, net $(17,918))		(13)
Other Assets and Liabilities, net (9.3)%		(78,699)

Net Assets Applicable to Common Shareholders 100.0%		$840,273

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Coupon represents a 7-Day Yield.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

AmSurg Corp.	11/02/2023 - 11/06/2023	$20,398	$22,039	2.63%
Clover Holdings, Inc.	12/09/2024	207	272	0.03
Drillco Holdings Luxembourg SA	06/08/2023	886	960	0.11
Incora New Equity	01/31/2025	10,568	8,732	1.04
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 08/01/2025	4,809	7,781	0.93
Intelsat SA	06/19/2017 - 08/29/2025	6,520	0	0.00
MNSN Holdings, Inc.	03/16/2023 - 03/29/2023	36	193	0.02
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc. 12.500%	05/12/2022 - 05/30/2025	2,461	2,433	0.29
West Marine	09/12/2023	36	16	0.00
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,442	19	0.00
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	656	177	0.02

$48,019	$42,622	5.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOS	4.050%	09/19/2025	10/31/2025	$(2,348)	$(2,351)
BRC	3.500	09/15/2025	TBD(2)	GBP	(420)	(566)
BYR	4.510	08/28/2025	12/01/2025	$(2,448)	(2,459)
CDC	4.460	09/11/2025	11/10/2025	(6,164)	(6,180)
4.560	09/18/2025	01/16/2026	(980)	(982)
4.660	09/25/2025	01/23/2026	(6,935)	(6,940)
4.680	08/28/2025	12/01/2025	(29,104)	(29,232)
SCX	2.150	06/17/2025	TBD(2)	EUR	(773)	(913)
4.600	09/19/2025	TBD(2)	$(7,932)	(7,945)
SOG	0.000	09/25/2025	10/08/2025	(4,353)	(4,357)

Total Reverse Repurchase Agreements	$(61,925)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

(l)	Securities with an aggregate market value of $70,963 have been pledged as collateral under the terms of master agreements as of September 30, 2025.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2025 was $(14,078) at a weighted average interest rate of 4.656%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	18,500	$(96)	$(11)	$(107)	$26	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		7,800	757	1,276	2,033	0	(14)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		2,800	311	213	524	0	(6)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,600	328	969	1,297	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$1,700	1	33	34	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026		56,800	(704)	2,339	1,635	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		44,900	172	(1,009)	(837)	20	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		32,300	(2,862)	1,306	(1,556)	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		19,200	(257)	147	(110)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		16,898	(5)	1,106	1,101	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		84,700	740	(137)	603	55	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	06/19/2029		69,900	34	2,792	2,826	49	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		16,500	(312)	111	(201)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		118,700	(12,228)	3,646	(8,582)	56	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		224,100	(2,264)	295	(1,969)	100	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		57,200	3,442	5,255	8,697	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		36,100	(505)	4,365	3,860	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		23,900	(3,269)	514	(2,755)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044		93,400	(2,328)	(6,108)	(8,436)	0	(140)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		8,300	(57)	3,038	2,981	19	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		14,500	(35)	5,812	5,777	33	0
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		15,100	(58)	5,761	5,703	34	0
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		10,800	(33)	3,451	3,418	24	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051		10,900	775	(4,738)	(3,963)	0	(28)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		76,450	(1,210)	33,508	32,298	196	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,000	755	904	1,659	21	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,700	159	934	1,093	0	(9)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		6,200	583	475	1,058	0	(12)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,600	225	1,168	1,393	0	(12)
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		15,300	192	1,797	1,989	0	(13)

Total Swap Agreements							$(17,749)	$69,212	$51,463	$660	$(288)

Cash of $12,027 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2025.
(1)	This instrument has a forward starting effective date.

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

AZD	10/2025	EUR	109,272	$127,449	$0	$(842)
10/2025	$54	CAD	75	0	0
11/2025	CAD	75	$54	0	0
BOA	11/2025	DOP	83,726	1,310	0	(23)
11/2025	EUR	2,918	3,434	1	0
BPS	10/2025	2,417	2,854	16	0
10/2025	TRY	1,358	32	0	0
08/2030	KWD	57	193	3	0
BRC	10/2025	GBP	1,314	1,775	7	0
10/2025	TRY	53,913	1,296	0	(1)
10/2025	$5,751	TRY	245,354	142	0
11/2025	EUR	309	$364	0	0
11/2025	$3,078	TRY	134,122	27	0
12/2025	2,600	114,409	5	0
BSH	12/2025	PEN	2,665	$748	0	(18)
02/2026	1,006	288	0	(1)
CBK	10/2025	EUR	2,918	3,421	0	(5)
10/2025	GBP	2,385	3,241	34	0
10/2025	HKD	31,093	3,999	2	0
10/2025	$1,072	EUR	914	2	(1)
FAR	10/2025	AUD	163	$106	0	(2)
10/2025	JPY	11,223	76	1	0
10/2025	$106	AUD	163	1	0
11/2025	AUD	163	$107	0	(1)
11/2025	PEN	2,380	648	0	(36)
12/2025	$114	MXN	2,170	3	0
GLM	11/2025	DOP	30,013	$473	3	(8)
11/2025	$1,965	TRY	85,813	12	0
01/2026	DOP	143,997	$2,330	54	0
02/2026	25,614	409	6	0
03/2026	83,254	1,295	5	(15)
JPM	10/2025	BRL	316	59	0	0
10/2025	CAD	75	54	0	0
10/2025	$58	BRL	316	2	0
10/2025	755	TRY	32,219	17	0
MBC	10/2025	EUR	4,788	$5,642	20	0
10/2025	GBP	3,872	5,228	21	0
10/2025	$780	EUR	669	5	0
MYI	10/2025	34	JPY	5,142	0	0
11/2025	JPY	5,124	$35	0	0
SCX	10/2025	$23,028	GBP	17,216	126	0
11/2025	GBP	17,216	$23,032	0	(126)
SOG	10/2025	BRL	317	59	0	0
10/2025	JPY	5,856	40	0	0
10/2025	$60	BRL	317	0	0
10/2025	135,115	EUR	114,894	0	(224)
10/2025	75	JPY	11,198	1	0
11/2025	EUR	114,894	$135,386	225	0
11/2025	JPY	11,159	75	0	(1)
12/2025	$59	BRL	321	0	0
SSB	10/2025	GBP	9,645	$13,001	29	0

Total Forward Foreign Currency Contracts	$770	$(1,304)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2025(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BRC	Turkiye Government International Bonds	1.000%	Quarterly	12/20/2025	0.632%	$1,100	$0	$1	$1	$0
CBK	Israel Government International Bonds	1.000	Quarterly	06/20/2030	0.745	200	(2)	4	2	0
DUB	Eskom «	4.650	Quarterly	06/30/2029	—◆	2,700	0	163	163	0
Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—◆	588	0	8	8	0
GST	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	2.159	800	(155)	128	0	(27)
Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	0.872	1,300	(11)	12	1	0
JPM	Israel Government International Bonds	1.000	Quarterly	06/20/2030	0.745	100	(1)	2	1	0

Total Swap Agreements	$(169)	$318	$176	$(27)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

(o)

Securities with an aggregate market value of $740 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2025.

◆				Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2025 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2025

Investments in Securities, at Value
Loan Participations and Assignments	$4,257	$180,399	$84,628	$269,284
Corporate Bonds & Notes
Banking & Finance	1,978	42,602	0	44,580
Industrials	1,400	234,202	32,142	267,744
Utilities	0	29,857	0	29,857
Convertible Bonds & Notes
Industrials	0	19,389	0	19,389
Municipal Bonds & Notes
Illinois	0	16	0	16
Michigan	0	1,802	0	1,802
West Virginia	0	4,149	0	4,149
U.S. Government Agencies	0	20,841	4,880	25,721
Non-Agency Mortgage-Backed Securities	0	50,953	0	50,953
Asset-Backed Securities
Automobile ABS Other	0	3,509	0	3,509
CMBS Other	0	10	0	10
Home Equity Other	0	30,010	0	30,010
Home Equity Sequential	0	1,550	0	1,550
Whole Loan Collateral	0	14,034	0	14,034
Other ABS	0	9,825	2,433	12,258
Sovereign Issues	0	56,690	0	56,690
Common Stocks
Communication Services	2,469	0	2,309	4,778
Consumer Discretionary	0	0	16	16
Financials	198	6,082	3,327	9,607
Health Care	0	0	22,039	22,039
Industrials	0	0	10,287	10,287
Warrants
Financials	0	0	647	647
Preferred Securities
Banking & Finance	0	3,182	3,776	6,958
Industrials	0	1,993	2,705	4,698
Real Estate Investment Trusts
Real Estate	2,529	0	0	2,529
Short-Term Instruments
Mutual Funds	0	495	0	495
U.S. Treasury Bills	0	1,524	0	1,524

	$12,831	$713,114	$169,189	$895,134
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,851	$0	$0	$23,851

Total Investments	$36,682	$713,114	$169,189	$918,985

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	660	0	660
Over the counter	0	775	171	946

	$0	$1,435	$171	$1,606
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(288)	0	(288)
Over the counter	0	(1,331)	0	(1,331)

	$0	$(1,619)	$0	$(1,619)

Total Financial Derivative Instruments	$0	$(184)	$171	$(13)

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

Totals	$36,682	$712,930	$169,360	$918,972

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2025:
Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2025 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$56,725	$2,536	$(570)	$89	$1	$(958)	$26,805	$0	$84,628	$(958)
Corporate Bonds & Notes
Banking & Finance	301	0	(5)	0	0	9	0	(305)	0	0
Industrials	13,912	17,044	0	10	0	1,176	0	0	32,142	1,176
U.S. Government Agencies	4,786	0	(22)	5	7	104	0	0	4,880	104
Asset-Backed Securities	0	0	0	0	0	0	0	0	0	0
Other ABS	2,729	0	0	5	(1,187)	886	0	0	2,433	(163)
Common Stocks
Communication Services	9,830	0	(8,723)	0	4,629	(3,427)	0	0	2,309	2,157
Consumer Discretionary	16	0	0	0	0	0	0	0	16	0
Financials	5,988	3,610	(6,019)	0	0	(60)	0	(192)	3,327	(6,259)
Health Care	22,039	0	0	0	0	0	0	0	22,039	0
Industrials	9,037	0	0	0	0	1,250	0	0	10,287	1,250
Warrants
Communication Services	1,925	0	(1,735)	0	458	(648)	0	0	0	0
Financials	1	702	(7)	0	(4,154)	4,105	0	0	647	(55)
Preferred Securities
Banking & Finance	0	3,776	0	0	0	0	0	0	3,776	0
Industrials	2,606	0	0	0	0	99	0	0	2,705	99

	$129,895	$27,668	$(17,081)	$109	$(246)	$2,536	$26,805	$(497)	$169,189	$(2,649)

Financial Derivative Instruments- Assets
Over the counter	$164	$0	$0	$0	$0	$7	$0	$0	$171	$7

Totals	$130,059	$27,668	$(17,081)	$109	$(246)	$2,543	$26,805	$(497)	$169,360	$(2,642)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2025	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$9,287	Comparable Companies			EBITDA Multiple		X	16.290	—
		200	Cost			Purchase Price			100.000	—
		21,631	Discounted Cash Flow			Discount Rate			4.790 - 50.000	8.026
		9,821	Indicative Market Quotation			Broker Quote			72.500 - 101.750	93.382
		6,400	Recent Transaction			Purchase Price			100.000	—
		37,289	Third Party Vendor			Broker Quote			40.500 - 100.500	97.933
Corporate Bonds & Notes
Industrials		14,472	Comparable Companies/Discounted Cash Flow			Revenue Multiple/Discount Rate		X/%	0.970/10.000	—
		980	Indicative Market Quotation			Broker Quote			62.500 - 71.000	65.579
		16,690	Recent Transaction			Purchase Price			100.000	—
U.S. Government Agencies		4,880	Discounted Cash Flow			Discount Rate			11.331	—
Asset-Backed Securities
Other ABS		2,433	Discounted Cash Flow			Discount Rate Total			12.000-20.000	18.243
Common Stocks
Communication Services		2,061	Discounted Cash Flow			Discount Rate			7.930	—
		248	Reference Instrument			Stock Price w/Liquidity Discount			12.000	—
Consumer Discretionary		16	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/%	0.500/20.750	—
Financials		3,327	Reference instrument			Stock Price w/Liquidity Discount			8.150	—
Health Care		22,039	Comparable Companies			EBITDA Multiple		X	16.290	—
Industrials		8,732	Comparable Companies / Discounted Cash Flow			Revenue Multiple/Discount Rate		X/%	0.970/10.000	—
		1,555	Indicative Market Quotation			Broker Quote			$0.375 - 21.667	19.064
Warrants
Financials		647	Option Pricing Model			Volatility			62.500	—

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)	September 30, 2025 (Unaudited)

PreferredSecurities
Banking & Finance	3,776	Recent Transaction	Purchase Price		$1,000.000	—
Industrials	272	Comparable Companies	EBITDA Multiple	X	12.250	—
	2,433	Discounted Cash Flow	Discount Rate		13.622	—
Financial Derivative Instruments- Assets
Over the counter	171	Indicative Market Quotation	Broker Quote		0.939 - 6.009	5.784

Total	$169,360

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which the Fund may transact.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2025, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2025 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2025	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$69,943	$93,504	$(139,600)	$5	$(1)	$23,851	$408	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BYR	The Bank of Nova Scotia - Toronto

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
CAD	Canadian Dollar	JPY	Japanese Yen	TRY	Turkish New Lira
DOP	Dominican Peso	KWD	Kuwaiti Dinar	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	TSFR1M	Term SOFR 1-Month
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index	TSFR3M	Term SOFR 3-Month
CDOR06	6 Month CDN Swap Rate	JY0003M	3 Month JPY-LIBOR	TSFR6M	Term SOFR 6-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	JSC	Joint Stock Company	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
CMBS	Collateralized Mortgage-Backed Security